SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2012

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Beginning on June 4, 2012 and through the balance of this week, Company officials expect to participate in meetings and discussions with investors and analysts, including the Jefferies 2012 Global Healthcare Conference on June 4 and the Goldman Sachs 33rd Annual Global Healthcare Conference on June 5 and 6.  During these meetings, Company officials expect to reaffirm consolidated adjusted income from operations estimates for full year 2012, which remain in the range of $1.52 billion to $1.63 billion. The Company’s full year 2012 financial outlook assumes break-even results for the Company’s Guaranteed Minimum Death Benefits business (also known as “VADBe”) for the remainder of 2012. This assumes that actual experience, including capital market performance, will be consistent with long term reserve assumptions.  Company officials also expect to reaffirm the outlook for medical membership for full year 2012, as discussed on the Company’s first quarter 2012 earnings conference call.  A transcript of that earnings call is available at http://www.cigna.com/about_us/investor_relations/recent_disclosures.html.

Cigna will make a formal presentation at the Jefferies 2012 Global Healthcare Conference that is expected to begin at approximately 1:30 p.m. Eastern Time on June 4, 2012.  Cigna will make an informal presentation at the Goldman Sachs 33rd Annual Global Healthcare Conference that is expected to begin at approximately 10:00 a.m. Pacific Time on June 6, 2012.  Investors, analysts and the general public are invited to listen to the presentations over the Internet via webcast by visiting http://www.cigna.com/about_us/investor_relations/events.html and clicking on the Investor Events link on the Investor Relations page.  To listen to these presentations live on the Internet, visit http://www.cigna.com at least 15 minutes prior to the presentations (to download and install any necessary audio software.)

Consolidated adjusted income from operations is consolidated income from continuing operations excluding realized investment results, special items and results of the Company’s Guaranteed Minimum Income Benefits business, otherwise known as GMIB, which is reported in the Run-off Reinsurance segment.

Investors are strongly encouraged to review the factors cited in the Cautionary Statement included in this report and the sensitivities discussed in the “Critical Accounting Estimates” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the Quarterly Report on Form 10-Q for the first quarter ended March 31, 2012 for further details and information.

Information is not available for management (1) to reasonably estimate future net realized investment gains (losses) or (2) to reasonably estimate future GMIB business results due in part to interest rate and stock market volatility and other internal and external factors; therefore it is not possible to provide a forward-looking reconciliation of adjusted income from operations to shareholders’ income from continuing operations.

We expect that special items for 2012 will include HealthSpring, Inc. acquisition costs and may also include potential adjustments associated with litigation and assessment related items.  Other than these items, information is not available for management to identify or reasonably estimate additional 2012 special items.

The foregoing statements represent management’s current estimate of Cigna’s consolidated adjusted income from operations (excluding VADBe) and medical membership for full year 2012 as of the date of this report.  Actual results may differ materially depending on a number of factors, and investors are urged to read the Cautionary Statement included in this report for a description of those factors.  Management does not assume any obligation to update these estimates, whether as a result of new information, future events or otherwise, except as required by law.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Cigna Corporation and its subsidiaries (the “Company”) and its representatives may from time to time make written and oral forward-looking statements, including statements contained in press releases, in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in meetings with analysts and investors.  Forward-looking statements may contain information about financial prospects, economic conditions, trends and other uncertainties.  These forward-looking statements are based on management’s beliefs and assumptions and on information available to management at the time the statements are or were made.  Forward-looking statements include, but are not limited to, the information concerning possible or assumed future business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, trends and, in particular, the Company’s strategic initiatives, litigation and other legal matters, operational improvement initiatives in the Health Care operations, and the outlook for the Company’s full year 2012 and beyond results.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe”, “expect”, “plan”, “intend”, “anticipate”, “estimate”, “predict”, “potential”, “may”, “should” or similar expressions.

By their nature, forward-looking statements:  (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors.  Some factors that could cause actual results to differ materially from the forward-looking statements include:

1.	increased medical costs that are higher than anticipated in establishing premium rates in the Company’s Health Care operations, including increased use and costs of medical services;
2.	increased medical, administrative, technology or other costs resulting from new legislative and regulatory requirements imposed on the Company’s businesses;
3.
challenges and risks associated with implementing operational improvement initiatives and strategic actions in the ongoing operations of the businesses, including those related to: (i) growth in targeted geographies, product lines, buying segments and distribution channels, (ii) offering products that meet emerging market needs, (iii) strengthening underwriting and pricing effectiveness, (iv) strengthening medical cost results and a growing medical customer base, (v) delivering quality service to customers and health care professionals using effective technology solutions, and (vi) lowering administrative costs;

4.
adverse changes in state, federal and international laws and regulations, including health care reform legislation and regulation that could, among other items, affect the way the Company does business, increase costs, limit the ability to effectively estimate, price for and manage medical costs, and affect the Company’s products, services, market segments, technology and processes;

5.
the ability to successfully complete the integration of acquired businesses, including the acquired HealthSpring businesses by, among other things, operating Medicare Advantage coordinated care plans and HealthSpring’s prescription drug plan, retaining and growing the customer base, realizing revenue, expense and other synergies, renewing contracts on competitive terms, successfully leveraging the information technology platform of the acquired businesses, and retaining key personnel;

6.
the ability of the Company to execute its growth plans by successfully leveraging its capabilities and those of the businesses acquired in serving the Seniors segment and the Company’s other market segments, including through successful execution of the Company’s physician engagement strategy;

7.
the possibility that the acquired HealthSpring business may be adversely affected by economic, business and/or competitive factors, or by federal and/or state regulation, including health care reform, reductions in funding levels for Medicare programs, and potential changes in risk adjustment data validation audit and payment adjustment methodology;

8.
risks associated with pending and potential state and federal class action lawsuits, disputes regarding reinsurance arrangements, other litigation and regulatory actions challenging the Company’s businesses, including disputes related to payments to health care professionals, government investigations and proceedings, tax audits and related litigation, and regulatory market conduct and other reviews, audits and investigations;

9.	heightened competition, particularly price competition, that could reduce product margins and constrain growth in the Company’s businesses, primarily the Health Care business;
10.
risks associated with the Company’s mail order pharmacy business that, among other things, include any potential operational deficiencies or service issues as well as loss or suspension of state pharmacy licenses;

11.	significant changes in interest rates or sustained deterioration in the commercial real estate markets;
12.
downgrades in the financial strength ratings of the Company’s insurance subsidiaries, that could, among other things, adversely affect new sales and retention of current business; downgrades in financial strength ratings of reinsurers, that could result in increased statutory reserves or capital requirements of the Company’s insurance subsidiaries;

13.
limitations on the ability of the Company’s insurance subsidiaries to dividend capital to the parent company as a result of downgrades in the subsidiaries’ financial strength ratings, changes in statutory reserve or capital requirements or other financial constraints;

14.	inability of the hedge programs adopted by the Company to substantially reduce equity market and certain interest rate risks in the run-off reinsurance operations;
15.
adjustments to the reserve assumptions (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating the Company’s liabilities for reinsurance contracts covering guaranteed minimum death benefits under certain variable annuities;

16.
adjustments to the assumptions (including interest rates, annuity election rates and amounts collectible from reinsurers) used in estimating the Company’s assets and liabilities for reinsurance contracts covering guaranteed minimum income benefits under certain variable annuities;

17.
significant stock market declines, that could, among other things, result in increased expenses for guaranteed minimum income benefit contracts, guaranteed minimum death benefit contracts and the Company’s pension plans in future periods as well as the recognition of additional pension obligations;

18.	significant deterioration in economic conditions and significant market volatility, that could have an adverse effect on the Company’s operations, investments, liquidity and access to capital markets;
19.
significant deterioration in economic conditions and significant market volatility, that could have an adverse effect on the businesses of our customers (including the amount and type of health care services provided to their workforce, loss in workforce and our customers' ability to pay their obligations) and our vendors (including their ability to provide services);

20.
amendments to income tax laws, that could affect the taxation of employer provided benefits, the taxation of certain insurance products such as corporate-owned life insurance, or the financial decisions of individuals whose variable annuities are covered under reinsurance contracts issued by the Company;

21.
potential public health epidemics, pandemics, natural disasters and bio-terrorist activity, that could, among other things, cause the Company’s covered medical and disability expenses, pharmacy costs and mortality experience to rise significantly, and cause operational disruption, depending on the severity of the event and number of individuals affected;

22.	risks associated with security or interruption of information systems, that could, among other things, cause operational disruption;
23.	challenges and risks associated with the successful management of the Company’s outsourcing projects or key vendors; and

24.	the unique political, legal, operational, regulatory and other challenges associated with expanding our business globally.

This list of important factors is not intended to be exhaustive.  Other sections of the Company’s most recent Annual Report on Form 10-K, including the “Risk Factors” section, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, and other documents filed with the Securities and Exchange Commission include both expanded discussion of these factors and additional risk factors and uncertainties that could preclude the Company from realizing the forward-looking statements.  The Company does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: June 4, 2012	By: /s/ Ralph J. Nicoletti
Ralph J. Nicoletti
Executive Vice President
and Chief Financial Officer